                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)    August 16, 1999


                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                         1-13232              84-1259577
---------------------------            -------------       -------------------
(State or other jurisdiction            (Commission         (I.R.S. Employer
       of incorporation or              File Number)       Identification No.)
         organization)


1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
--------------------------------------------------             ----------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (303) 757-8101


                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)



                               Page 1 of 5 Pages

ITEM 5.     OTHER EVENTS.

         On August 16, 1999, AIMCO Properties, L.P. entered into a new secured $300 million revolving credit facility (the "New Credit Facility") with a syndicate of banks led by Bank of America, BankBoston, N.A., and First Union National Bank. The New Credit Facility includes a swing line of up to $30 million. AIMCO Properties, L.P. is the borrower under the New Credit Facility, but all obligations thereunder are guaranteed by Apartment Investment and Management Company ("AIMCO") and certain of its subsidiaries. The obligations under the New Credit Facility are secured by certain assets of AIMCO Properties, L.P. The annual interest rate under the New Credit Facility is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 2.05% and 2.55%, in the case of LIBOR-based loans, and between 0.55% and 1.05%, in the case of base rate loans, based upon a fixed charge coverage ratio. The New Credit Facility expires on July 31, 2001 unless extended at the discretion of AIMCO Properties, L.P., at which time the revolving facility would be converted into a term loan for up to two successive one-year periods. The financial covenants contained in the New Credit Facility require AIMCO to maintain a ratio of debt to gross asset value of no more than 0.55 to 1.0, a ratio of total obligations (debt plus preferred stock) to gross asset value of no more than 0.65 to 1.0, and an interest coverage ratio of 2.25 to 1.0, and a fixed charge coverage ratio of at least
1.7 to 1.0 through September 31, 1999 and 1.75 to 1.0 thereafter. In addition, the New Credit Facility limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and contains other financial covenants.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            The following exhibits are filed with this report:

            Exhibit Number       Description
            --------------       -----------
            10.1                 Credit Agreement (Secured Revolving Credit
                                 Facility), dated as of August 16, 1999, among
                                 AIMCO Properties, L.P., Bank of America, Bank
                                 Boston, N.A., and First Union National Bank.

            10.2                 Borrower Pledge Agreement, dated as of August
                                 16, 1999, between AIMCO Properties, L.P. and
                                 Bank of America.

            10.3                 Form of Committed Loan Note, issued by AIMCO
                                 Properties, L.P., to Bank of America,
                                 BankBoston, N.A., and First Union National
                                 Bank.

            10.4                 Form of Swing Line Note, issued by AIMCO
                                 Properties, L.P. to Bank of America,
                                 BankBoston, N.A., and First Union National
                                 Bank.

            10.5                 Form of Payment Guaranty, by Apartment
                                 Investment and Management Company, AIMCO/NHP
                                 Holdings, Inc., NHP A&R Services, Inc., and
                                 NHP Management Company.

            10.6                 Form of Payment Guaranty of Non-Preferred
                                 Stock Subsidiaries.

            10.7 Form of Intra-Company Subordination Agreement, by and among AIMCO Properties, L.P., Bank of America, BankBoston, N.A., and First Union
                                 National Bank.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 7, 1999

                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Patrick J. Foye
                                                 ----------------------------
                                                 Patrick J. Foye
                                                 Executive Vice-President

                                 EXHIBIT INDEX

            EXHIBIT NUMBER       DESCRIPTION
            --------------       -----------
            10.1                 Credit Agreement (Secured Revolving Credit
                                 Facility), dated as of August 16, 1999, among
                                 AIMCO Properties, L.P., Bank of America, Bank
                                 Boston, N.A., and First Union National Bank.

            10.2                 Borrower Pledge Agreement, dated as of August
                                 16, 1999, between AIMCO Properties, L.P. and
                                 Bank of America.

            10.3                 Form of Committed Loan Note, issued by AIMCO
                                 Properties, L.P., to Bank of America,
                                 BankBoston, N.A., and First Union National
                                 Bank.

            10.4                 Form of Swing Line Note, issued by AIMCO
                                 Properties, L.P. to Bank of America,
                                 BankBoston, N.A., and First Union National
                                 Bank.

            10.5                 Form of Payment Guaranty, by Apartment
                                 Investment and Management Company, AIMCO/NHP
                                 Holdings, Inc., NHP A&R Services, Inc., and
                                 NHP Management Company.

            10.6                 Form of Payment Guaranty of Non-Preferred
                                 Stock Subsidiaries.

            10.7 Form of Intra-Company Subordination Agreement, by and among AIMCO Properties, L.P., Bank of America, BankBoston, N.A., and First Union
                                 National Bank.

     -------------------------

         Certain schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.